LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 1 0

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this first quarter report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended March 31, 2010. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of March 31, 2010, the Fund’s net asset value (“NAV”) performance for the first quarter of 2010 is ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that, since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2010)

For the first quarter of 2010, the Fund’s NAV increased by 5.0%, outperforming the Index gain of 3.1%. Over the one-year period ended March 31, 2010, the Fund gained 67.1%, comfortably ahead of the Index return of 55.5%. Similarly, the Fund’s since-inception annualized NAV return of 5.5% is ahead of the Index return of 4.0% for the same period. Shares of LOR ended the first quarter of 2010 with a market price of $12.00, representing a 10.9% discount to the Fund’s NAV of $13.47.

The Fund’s net assets were $92.7 million as of March 31, 2010, with total leveraged assets of $124.9 million, representing a 25.8% leverage rate. This leverage rate was a reduction from the 2009 year end level of 31.8% and still below the Fund’s historical level since inception (of approximately 30%).

We believe that LOR’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception.

During the quarter, the Fund’s world equity portfolio benefited from an overweight position and stock selection in the consumer discretionary sector, and from stock selection in the consumer staples sector. Conversely, performance was hurt by stock selection in the financials and energy sectors, and from an overweight position in the telecom services sector. The smaller, short-duration1 emerging market currency and debt portion of the Fund continued to perform strongly in the first quarter of 2010, as it did in 2009. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of March 31, 2010, 72.4% of the Fund’s total leveraged assets consisted of world equities and 24.0% consisted of emerging market currency and debt instruments, while the remaining 3.6% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current distribution rate per share of $0.07063 is based on the Fund’s NAV of $13.04 on December 31, 2009 and is equal to, on an annualized basis, 7.1% of the Fund’s $12.00 market price as of the close of trading on the NYSE on March 31, 2010. It is currently estimated that $0.0254 of the $0.2119 distributed per share as of March 31st may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(72.4% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark de Mexico, a Mexican manufacturer and marketer of paper based products.

As of March 31, 2010, 34.9% of the Fund’s world equity portfolio investments were based in North America, 23.3% were based in Continental Europe (not including the United Kingdom), 10.5% were based in Asia, 10.4% were based in the United Kingdom, 8.5% were based in Africa and the Middle East, 8.0% were based in Latin America, and 4.4% were based in Australia and New Zealand. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2010, were financials (22.2%), which includes banks, insurance companies, and financial services companies, and consumer discretionary (14.0%), a sector comprised of automobiles and components, consumer durables and apparel, consumer services, media, and retailing companies. Other sectors in the portfolio include consumer staples, telecommunication services, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.8% as of March 31, 2010.

World Equity Markets Review
Global stocks finished the first quarter of 2010 with solid gains, extending the year-long rally that began in early March of 2009. After a sharp sell-off in January, global equity markets rebounded strongly in February and maintained the momentum through March amid an improving economic outlook. There were many developments during the period, including intensifying sovereign default risk in Europe, tightening credit conditions in China, monetary policy tightening in Australia and India, proposals to overhaul the financials sector, and landmark health care legislation in the United States.

Overall, U.S. equities performed well amid the improving economic outlook, although the high unemployment rate remained a major obstacle to a sustained economic recovery. Most Asian markets rose on continued economic resilience. Australian markets benefited from the strong demand for raw materials, and Japan, which ramped up its quantitative easing measures, also rose during the period. Emerging markets rose as well, on continued strong growth expectations. Meanwhile, European markets declined amid continuing concerns over the possible repercussions of the debt crisis in Greece, despite the European Union’s proposed solution. Furthermore, concerns remained about possible contagion should the situation in Greece deteriorate.

Industrials was the best-performing sector during the quarter, followed by the consumer discretionary sector, both of which benefited from the continued economic recovery. The traditionally defensive utilities and telecom services sectors, however, were among the worst performers, as investors favored more cyclical sectors during the quarter.

In currency markets, the U.S. dollar strengthened relative to European currencies due to the relative strength in the U.S. economy and the deteriorating situation in Greece. The U.S. dollar, however, weakened relative

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

to the Australian dollar due to the increasing interest rate differential.

What Helped and What Hurt LOR
During the quarter, the Fund benefited from an overweight position and stock selection in the consumer discretionary sector, as our holdings in Esprit and Darden Restaurants performed well due to positive earnings results. U.S. toymaker Mattel also performed well on positive earnings results, as the toy industry is generally less susceptible to the business cycle and can generate relatively stable cash flows.

Stock selection in the consumer staples sector also added to returns. Kimberly-Clark de Mexico, the largest maker of paper products in Mexico, performed well following strong earnings that were driven by solid volume growth in consumer products, despite the softness in the domestic economy.

In contrast, stock selection in the financials sector detracted from returns. Shares of Man Group fell, as the recently poor performance of the company’s flagship fund added to concerns over its profitability in coming quarters. Prudential was also weak amid uncertainty over its plan to buy an Asian insurance unit (AIA) from AIG.

Stock selection in the energy sector hurt returns over the quarter as well. Shares of Diamond Offshore Drilling fell after it announced lower-than-expected quarterly earnings due to rising tax expenses. Weaker pricing trends in offshore drilling markets also fueled concerns over the company’s profitability and the sustainability of its dividends. Total, the French integrated oil company, also declined despite better-than-expected earnings, as strikes at local refineries weighed on the stock.

Emerging Market Currency and Debt Portfolio
(24.0% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2010, this portfolio consisted of forward currency contracts (57.7%), sovereign debt obligations (40.6%) and foreign currency (1.7%). The average duration of the emerging market currency and debt portfolio decreased from approximately 8 months to approximately 7 months during the quarter, with an average yield of 5.1%2 as of quarter end.

Emerging Market Currency and Debt Market Review
The first quarter of 2010 saw a continuation of the buoyant mood in markets that began in the second quarter of 2009. Once again, various indicators of risk appetite, such as the TED spread (the spread between interbank loans and short-term U.S. government debt) and the Volatility S&P 500® Index, pointed to sustained positive sentiment. Commodities such as gold, copper, and oil rallied, as did the stock markets in the United States and emerging markets.

The differentiated performance of the U.S. dollar against major currencies, such as the euro and the Japanese yen, on the one hand, and emerging market currencies on the other, continued. The euro suffered, as Greece’s fiscal woes were reflected in the widening credit default swaps; these concerns spilled over into Portugal and Spain as well.

The fact that many markets in Asia, Latin America, and even Eastern Europe performed strongly, in spite of the increasing noise surrounding Greece, is a sign of their vastly improved macroeconomic fundamentals. Impressive growth and industrial production numbers only confirmed the robustness of the revival and steady upturn in global trade. With China taking some steps to ease off from its rapid loan and fixed investment drive, it remains to be seen how well policymakers globally manage the shift to the next phase of the recovery. In the meantime, emerging markets are seeing inflation, and other issues that come with an economic recovery, come through sooner and in a more pronounced fashion. This means that monetary policy tightening through regulations, tolerance for currency strength, or through rate hikes (India, Israel, Malaysia) has already begun in emerging markets, in sharp contrast to developed markets.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LOR
Currency appreciation and inflation-linked bond positions in Turkey benefited performance, as capital flows held up despite political noise in February. The Mexican peso also appreciated sharply during the quarter, driven by improving U.S. growth/sentiment and perceived peso undervaluation. European exposure, specifically to Poland (due to regional growth outperformance, strong outlook for privatization, and other capital inflows) and Hungary, where the bond market rallied on the back of fiscal consolidation efforts under IMF auspices, were strong contributors, exhibiting no spillover effects from the debt situation in Greece. Asia was the top regional contributor, led by South Korea, Malaysia, Indonesia, and India.

Ugandan exposure hurt returns, as the central bank continued its intervention efforts aimed towards building foreign currency reserves and weakening the home currency on a trade-weighted basis; these actions steered the shilling down significantly. Weakness in the banking sector in Serbia was another detractor from performance.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Value at 3/31/10

LOR at Market Price	$11,456
LOR at Net Asset Value	12,906
MSCI ACWI Index	12,073

Average Annual Total Returns*
Periods Ended March 31, 2010
(unaudited)

	One Year	Since Inception**

Market Price	85.38%	2.90%
Net Asset Value	67.13	5.51
MSCI ACWI Index	55.48	4.04

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2010 (unaudited)
Security	Value	Percentage of Net Assets

Zurich Financial Services AG	$3,248,266	3.5%
Redecard SA	2,854,595	3.1
Kumba Iron Ore, Ltd.	2,302,117	2.5
AT&T, Inc.	2,259,708	2.4
BP PLC	2,239,373	2.4
Total SA	2,238,155	2.4
Genuine Parts Co.	2,226,048	2.4
Taiwan Semiconductor Manufacturing Co., Ltd.	2,173,724	2.3
Reynolds American, Inc.	2,159,200	2.3
Israel Chemicals, Ltd.	2,063,965	2.2

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2010 (unaudited)

Description	Shares	Value

Common Stocks—95.3%
Australia—3.5%
National Australia Bank, Ltd.	26,700	$674,275
TABCORP Holdings, Ltd.	126,977	803,991
Telstra Corp., Ltd.	262,969	721,527
Transurban Group	218,260	1,011,446

Total Australia		3,211,239

Brazil—6.3%
Banco do Brasil SA	37,000	621,053
Cielo SA (b)	122,000	1,149,099
Redecard SA (b)	154,300	2,854,595
Souza Cruz SA	34,380	1,198,617

Total Brazil		5,823,364

China—1.4%
China Construction Bank Corp.	1,074,000	878,372
Industrial and Commercial Bank of
China, Ltd., Class H	562,000	429,231

Total China		1,307,603

Cyprus—1.0%
Bank of Cyprus Public Co., Ltd.	149,300	943,732

Egypt—0.7%
Orascom Construction Industries	13,520	648,990

Finland—1.6%
Sampo Oyj, A Shares	54,923	1,456,930

France—5.9%
AXA SA	40,430	899,374
Sanofi-Aventis	11,400	849,783
Total SA	38,555	2,238,155
Vivendi	55,180	1,476,790

Total France		5,464,102

Germany—2.8%
Allianz SE	12,315	1,544,066
E.ON AG	28,200	1,041,145

Total Germany		2,585,211

Greece—0.8%
OPAP SA	32,032	726,836

Hong Kong—2.2%
Esprit Holdings, Ltd.	138,606	1,094,317
Pacific Basin Shipping, Ltd.	1,169,000	927,461

Total Hong Kong		2,021,778

Ireland—0.6%
Willis Group Holdings PLC	16,600	519,414

Israel—3.0%
Cellcom Israel, Ltd.	22,300	761,991
Israel Chemicals, Ltd.	152,558	2,063,965

Total Israel		2,825,956

Italy—3.5%
Atlantia SpA	34,573	806,907
Eni SpA	45,872	1,076,194
Geox SpA	63,000	436,942
Terna SpA	215,600	932,569

Total Italy		3,252,612

Japan—2.4%
Mizuho Financial Group, Inc.	213,100	421,687
Nintendo Co., Ltd.	5,400	1,807,894

Total Japan		2,229,581

Mexico—1.5%
Kimberly-Clark de Mexico SAB de CV,
Series A	248,600	1,405,491

New Zealand—0.8%
Telecom Corp. of New Zealand, Ltd.	484,953	747,535

Philippines—1.4%
Philippine Long Distance Telephone Co.
Sponsored ADR	25,100	1,337,328

Russia—0.7%
Mobile TeleSystems Sponsored ADR	12,400	688,200

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Description	Shares	Value

South Africa—3.5%
Kumba Iron Ore, Ltd. (b)	47,515	$2,302,117
Pretoria Portland Cement Co., Ltd.	1	5
Tiger Brands, Ltd.	39,340	990,555

Total South Africa		3,292,677

South Korea—0.5%
Macquarie Korea Infrastructure Fund
GDR	102,050	432,480

Spain—1.6%
Banco Santander SA	48,800	648,571
Bolsas y Mercados Espanoles	30,430	814,608

Total Spain		1,463,179

Switzerland—4.3%
Credit Suisse Group AG	13,600	701,024
Zurich Financial Services AG (b)	12,671	3,248,266

Total Switzerland		3,949,290

Taiwan—2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	1,122,490	2,173,724

Turkey—1.0%
Ford Otomotiv Sanayi AS	123,795	897,213

United Kingdom—10.2%
BAE Systems PLC	138,000	777,557
BP PLC (b)	236,718	2,239,373
British American Tobacco PLC	33,600	1,158,192
Man Group PLC	355,850	1,304,105
Prudential PLC	81,683	678,648
Royal Dutch Shell PLC, A Shares	49,900	1,443,317
Vodafone Group PLC (b)	796,250	1,836,629

Total United Kingdom		9,437,821

United States—31.8%
Altria Group, Inc. (b)	100,300	2,058,156
American Electric Power Co., Inc.	31,300	1,069,834
Analog Devices, Inc.	15,300	440,946
AT&T, Inc. (b)	87,450	2,259,708
Caterpillar, Inc.	8,100	509,085
ConocoPhillips	25,900	1,325,303
Darden Restaurants, Inc.	29,400	1,309,476
Diamond Offshore Drilling, Inc. (b)	16,650	1,478,686
Emerson Electric Co.	34,800	1,751,832
Genuine Parts Co. (b)	52,700	2,226,048
Intel Corp.	21,200	471,912
Kimberly-Clark Corp.	9,300	584,784
Mattel, Inc. (b)	75,200	1,710,048
McDonald’s Corp.	30,000	2,001,600
Merck & Co., Inc. (b)	36,000	1,344,600
Nucor Corp.	9,900	449,262
NYSE Euronext	44,400	1,314,684
Pfizer, Inc. (b)	49,000	840,350
Qwest Communications International, Inc.	98,200	512,604
Reynolds American, Inc. (b)	40,000	2,159,200
Southern Copper Corp.	14,900	471,883
Spectra Energy Corp.	27,700	624,081
UDR, Inc. REIT	38,600	680,904
USA Mobility, Inc.	40,540	513,642
Verizon Communications, Inc. (b)	43,400	1,346,268

Total United States		29,454,896

Total Common Stocks
(Identified cost $81,078,872)		88,297,182

Limited Partnership Units—1.5%
United States—1.5%
Energy Transfer Equity LP	13,200	445,368
Enterprise GP Holdings LP	10,800	463,860
Enterprise Products Partners LP	13,800	477,204

Total United States
(Identified cost $1,209,486)		1,386,432

Preferred Stock—0.7%
United States—0.7%
Bank of America Corp.
(Identified cost $625,521)	695	677,625

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—13.2%
Brazil—3.3%
Brazil NTN-F:
10.00%, 01/01/12	3,900	$2,190,197
10.00%, 01/01/13	1,648	884,158

Total Brazil		3,074,355

Egypt—3.6%
Egypt Treasury Bills:
0.00%, 05/11/10	625	112,474
0.00%, 07/13/10	975	172,525
0.00%, 08/03/10	5,775	1,015,985
0.00%, 08/31/10	4,400	768,058
0.00%, 09/28/10	4,650	805,271
0.00%, 10/12/10	2,725	470,040

Total Egypt		3,344,353

Ghana—1.0%
Ghana Government Bonds:
14.00%, 03/07/11	560	389,976
16.00%, 05/02/11	390	279,714
13.67%, 06/15/12	190	132,240
15.00%, 12/10/12	170	119,052

Total Ghana		920,982

Hungary—1.6%
Hungary Government Bonds:
8.00%, 02/12/15	171,540	936,721
6.75%, 02/24/17	113,420	579,881

Total Hungary		1,516,602

Kenya—0.1%
Kenya Treasury Bill,
0.00%, 04/05/10	9,600	124,062

Mexico—0.9%
Mexican Bonos:
8.00%, 12/19/13	3,800	323,824
8.00%, 12/17/15	5,500	464,556

Total Mexico		788,380

Poland—0.6%
Poland Government Bonds:
4.75%, 04/25/12	933	328,045
3.00%, 08/24/16	694	241,567

Total Poland		569,612

Romania—0.4%
Romania Government Bond,
11.25%, 10/25/12	940	341,364

Turkey—1.1%
Turkey Government Bond,
10.00%, 02/15/12	1,278	972,430

Uganda—0.6%
Uganda Government Bonds:
10.00%, 04/01/10	338,000	162,505
10.00%, 07/21/11	245,000	122,808
10.00%, 10/13/11	488,300	246,513

Total Uganda		531,826

Total Foreign Government
Obligations
(Identified cost $11,326,560)		12,183,966

Description	Shares	Value

Short-Term Investment—2.5%
State Street Institutional
Treasury Money Market Fund
(Identified cost $2,344,552)	2,344,552	2,344,552

Total Investments—113.2%
(Identified cost $96,584,991) (a)		$104,889,757
Liabilities in Excess of Cash
and Other Assets—(13.2)%	.	(12,204,277)

Net Assets—100.0%		$92,685,480

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2010:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	04/05/10	1,497,643	$834,341	$842,153	$7,812	$—
CLP	06/24/10	234,206,500	439,000	446,991	7,991	—
CNY	05/10/10	6,504,960	968,000	952,941	—	15,059
CNY	05/10/10	1,470,175	218,776	215,373	—	3,403
CNY	05/10/10	485,856	72,000	71,175	—	825
CNY	05/10/10	528,099	78,000	77,364	—	636
CNY	08/24/10	950,622	141,000	139,435	—	1,565
CNY	03/17/11	7,825,873	1,177,000	1,156,845	—	20,155
COP	04/05/10	899,893,750	465,783	468,073	2,290	—
COP	04/19/10	877,800,000	440,000	456,437	16,437	—
COP	05/19/10	882,336,000	440,948	458,269	17,321	—
CZK	04/06/10	8,219,810	431,109	437,261	6,152	—
CZK	04/16/10	12,354,000	665,792	657,051	—	8,741
CZK	05/26/10	16,527,564	876,447	878,420	1,973	—
CZK	06/28/10	16,538,597	877,033	878,543	1,510	—
EUR	12/09/10	1,796,000	2,666,342	2,425,471	—	240,871
EUR	04/01/10	1,025,877	1,375,499	1,385,602	10,103	—
EUR	05/28/10	210,000	280,315	283,648	3,333	—
EUR	07/01/10	557,000	749,581	752,346	2,765	—
GHC	05/24/10	277,000	193,233	190,362	—	2,871
GHC	07/07/10	330,000	225,256	225,256	—	—
GHC	10/11/11	159,796	73,639	96,498	22,859	—
HUF	04/16/10	178,552,500	916,150	907,677	—	8,473
HUF	07/01/10	147,939,378	751,870	745,063	—	6,807
HUF	12/09/10	129,665,510	659,748	642,533	—	17,215
IDR	04/15/10	3,633,300,000	396,000	398,548	2,548	—
IDR	04/23/10	1,460,800,000	160,000	160,004	4	—
IDR	04/30/10	3,637,656,000	396,000	397,924	1,924	—
IDR	05/17/10	5,251,420,000	556,000	572,685	16,685	—
IDR	06/28/10	2,118,960,000	218,000	229,217	11,217	—
ILS	04/02/10	857,331	226,000	231,978	5,978	—
ILS	04/12/10	7,338,582	1,948,201	1,985,574	37,373	—
ILS	05/03/10	727,000	196,047	196,665	618	—
ILS	05/11/10	1,026,532	263,132	277,670	14,538	—
INR	04/13/10	22,943,250	501,931	510,734	8,803	—
INR	04/29/10	26,408,820	578,000	587,070	9,070	—
INR	05/04/10	6,697,000	147,365	148,811	1,446	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	05/04/10	13,490,760	$291,000	$299,771	$8,771	$—
INR	05/24/10	18,420,800	397,000	408,553	11,553	—
KES	04/06/10	31,039,060	403,000	401,436	—	1,564
KES	04/08/10	18,732,870	243,000	242,277	—	723
KES	04/16/10	31,301,550	407,307	404,828	—	2,479
KES	04/26/10	20,149,200	261,000	260,591	—	409
KES	04/26/10	24,819,720	321,000	320,995	—	5
KES	06/07/10	48,561,130	625,788	628,017	2,229	—
KRW	04/02/10	259,296,000	222,000	229,171	7,171	—
KRW	04/08/10	441,090,000	377,000	389,800	12,800	—
KRW	04/20/10	614,529,600	544,000	542,821	—	1,179
KRW	04/29/10	404,072,200	349,000	356,798	7,798	—
KRW	04/30/10	280,525,000	245,000	247,696	2,696	—
KRW	05/10/10	116,644,900	101,000	102,955	1,955	—
KRW	05/20/10	615,100,800	544,000	542,709	—	1,291
KRW	07/02/10	239,442,800	211,000	210,929	—	71
KRW	08/03/10	534,207,150	459,000	470,025	11,025	—
MXN	04/16/10	2,425,120	184,000	195,954	11,954	—
MXN	05/03/10	4,789,604	363,000	386,360	23,360	—
MXN	05/05/10	1,944,599	149,000	156,833	7,833	—
MXN	05/05/10	6,317,453	464,000	509,506	45,506	—
MXN	05/10/10	2,851,200	216,000	229,830	13,830	—
MXN	05/10/10	7,920,655	624,003	638,468	14,465	—
MYR	04/05/10	1,404,081	414,000	430,436	16,436	—
MYR	04/22/10	992,142	299,000	303,869	4,869	—
MYR	05/04/10	1,505,770	439,000	460,879	21,879	—
MYR	05/24/10	1,559,078	468,896	476,715	7,819	—
MYR	06/07/10	1,321,848	404,000	403,895	—	105
MYR	06/25/10	1,810,930	542,000	552,733	10,733	—
PHP	04/05/10	21,547,840	475,407	476,828	1,421	—
PHP	04/05/10	16,966,640	368,000	375,451	7,451	—
PHP	04/05/10	21,547,840	466,000	476,828	10,828	—
PHP	04/16/10	18,294,150	399,000	404,380	5,380	—
PHP	04/30/10	19,005,840	419,000	419,462	462	—
PHP	05/19/10	13,432,000	292,000	295,813	3,813	—
PHP	05/27/10	19,051,930	419,000	419,200	200	—
PLN	04/16/10	4,935,000	1,729,213	1,726,088	—	3,125

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2010 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PLN	04/16/10	814,275	$277,957	$284,805	$6,848	$—
RON	04/13/10	1,345,280	473,390	443,560	—	29,830
RON	04/21/10	619,275	215,633	204,033	—	11,600
RON	06/16/10	1,400,200	467,731	458,714	—	9,017
RON	10/19/10	791,350	275,415	255,700	—	19,715
RSD	04/06/10	9,567,000	130,483	129,297	—	1,186
RSD	04/08/10	9,840,600	139,070	132,909	—	6,161
RSD	04/08/10	7,811,700	106,666	105,506	—	1,160
RSD	04/16/10	4,428,050	60,625	59,653	—	972
RSD	05/10/10	8,134,000	112,120	108,765	—	3,355
RUB	04/26/10	17,959,416	606,000	608,566	2,566	—
RUB	05/25/10	8,072,325	270,000	272,875	2,875	—
TRY	04/09/10	2,635,441	1,697,000	1,734,142	37,142	—
TWD	12/22/10	13,595,830	439,000	438,496	—	504
TWD	03/22/11	13,503,640	439,000	438,518	—	482
UGX	04/07/10	191,062,000	90,904	91,723	819	—
UGX	04/12/10	820,395,000	396,518	393,437	—	3,081
UGX	04/15/10	148,776,000	71,596	71,304	—	292
UGX	04/20/10	421,849,000	214,900	201,970	—	12,930
UGX	05/17/10	287,329,000	137,019	137,021	2	—
VND	04/19/10	2,756,550,000	141,000	143,778	2,778	—
ZMK	04/06/10	449,303,000	95,562	95,946	384	—
ZMK	04/12/10	765,068,000	164,425	163,275	—	1,150
ZMK	04/16/10	1,304,361,000	279,732	278,252	—	1,480
ZMK	04/26/10	1,803,040,000	382,000	384,239	2,239	—
ZMK	05/06/10	344,300,000	73,498	73,498	—	—
ZMK	05/10/10	407,623,000	87,099	86,734	—	365
ZMK	05/10/10	439,647,000	93,409	93,548	139	—
ZMK	05/11/10	1,724,504,000	368,484	366,897	—	1,587
ZMK	05/12/10	1,417,525,000	303,181	301,552	—	1,629

Total Forward Currency Purchase Contracts			$45,348,569	$45,445,280	$540,779	$444,068

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Sale Contracts open at March 31, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	04/05/10	1,497,643	$822,000	$842,153	$—	$20,153
BRL	05/04/10	1,545,936	856,000	864,119	—	8,119
CNY	05/10/10	3,954,867	581,000	579,366	1,634	—
CNY	05/10/10	5,034,223	740,654	737,486	3,168	—
COP	04/05/10	899,893,750	469,000	468,073	927	—
COP	05/05/10	905,814,000	468,000	470,821	—	2,821
EUR	04/06/10	317,000	431,109	428,156	2,953	—
EUR	04/16/10	484,129	665,792	653,895	11,897	—
EUR	05/26/10	649,000	876,447	876,606	—	159
EUR	06/28/10	649,000	877,033	876,611	422	—
EUR	04/16/10	665,000	916,150	898,191	17,959	—
EUR	07/01/10	550,923	751,870	744,137	7,733	—
EUR	12/09/10	472,112	659,748	637,580	22,168	—
EUR	04/16/10	209,417	277,957	282,852	—	4,895
EUR	04/16/10	1,259,668	1,729,213	1,701,388	27,825	—
EUR	04/13/10	320,000	473,390	432,211	41,179	—
EUR	04/21/10	138,000	215,633	186,393	29,240	—
EUR	06/16/10	337,968	467,731	456,496	11,235	—
EUR	10/19/10	170,000	275,415	229,590	45,825	—
EUR	04/06/10	94,817	130,483	128,064	2,419	—
EUR	04/08/10	78,000	106,666	105,351	1,315	—
EUR	04/08/10	99,000	139,070	133,715	5,355	—
EUR	04/16/10	44,076	60,625	59,531	1,094	—
EUR	05/10/10	80,839	112,120	109,188	2,932	—
EUR	04/01/10	50,158	67,800	67,746	54	—
EUR	04/01/10	975,719	1,321,612	1,317,856	3,756	—
EUR	04/30/10	1,025,877	1,375,496	1,385,635	—	10,139
EUR	05/28/10	1,536,000	2,057,587	2,074,682	—	17,095
EUR	06/24/10	876,418	1,181,000	1,183,787	—	2,787
HUF	12/09/10	501,892,200	2,666,342	2,487,033	179,309	—
ILS	04/02/10	857,331	231,242	231,978	—	736
ILS	05/11/10	1,026,532	247,000	277,670	—	30,670
INR	04/13/10	7,698,900	165,000	171,383	—	6,383
JPY	04/30/10	19,111,580	214,000	204,451	9,549	—
JPY	04/30/10	22,084,300	248,000	236,253	11,747	—
JPY	05/10/10	5,484,876	60,606	58,679	1,927	—
JPY	05/10/10	17,983,898	202,000	192,397	9,603	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2010 (unaudited)

Forward Currency Sale Contracts open at March 31, 2010 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

JPY	06/21/10	65,047,928	$718,000	$696,069	$21,931	$—
JPY	09/24/10	68,700,902	761,972	735,777	26,195	—
KES	04/06/10	31,039,060	402,060	401,436	624	—
KES	04/08/10	18,732,870	242,654	242,277	377	—
KRW	04/02/10	259,296,000	229,263	229,171	92	—
MXN	05/05/10	6,977,000	545,888	562,699	—	16,811
MXN	05/10/10	4,614,251	372,000	371,946	54	—
MYR	04/05/10	1,404,081	430,040	430,436	—	396
PHP	04/05/10	21,547,840	475,407	476,828	—	1,421
PHP	04/05/10	38,514,480	851,149	852,279	—	1,130
ZMK	04/06/10	449,303,000	96,005	95,946	59	—

Total Forward Currency Sale Contracts			$28,265,229	$27,886,387	502,557	123,715

Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts					$1,043,336	$567,783

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2010 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $96,584,991, aggregate gross unrealized appreciation was $13,617,560, aggregate gross unrealized depreciation was $5,312,794 and the net unrealized appreciation was $8,304,766.

(b)	Segregated security for forward currency contracts.

(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series
F REIT — Real Estate Investment Trust

Currency Abbreviations:
BRL	—	Brazilian Real	KRW	—	South Korean Won
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CNY	—	Chinese Renminbi	MYR	—	Malaysian Ringgit
COP	—	Colombian Peso	PHP	—	Philippine Peso
CZK	—	Czech Koruna	PLN	—	Polish Zloty
EUR	—	Euro	RON	—	New Romanian Leu
GHC	—	Ghanaian Cedi	RSD	—	Serbian Dinar
HUF	—	Hungarian Forint	RUB	—	Russian Ruble
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	TWD	—	New Taiwan Dollar
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	VND	—	Vietnamese Dong
KES	—	Kenyan Shilling	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Agriculture	2.2%
Alcohol & Tobacco	7.1
Automotive	1.0
Banking	6.0
Commercial Services	3.6
Consumer Products	4.4
Construction & Engineering	0.7
Electric	3.3
Energy Integrated	9.0
Energy Services	3.1
Financial Services	7.2
Food & Beverages	1.1
Forest & Paper Products	1.5
Gas Utilities	0.7
Insurance	9.0
Leisure & Entertainment	6.8
Manufacturing	3.3
Metals & Mining	3.5
Pharmaceutical & Biotechnology	3.3
Real Estate	0.7
Retail	1.7
Semiconductors & Components	3.3
Telecommunications	11.6
Transportation	3.4

Subtotal	97.5
Foreign Government Obligations	13.2
Short-Term Investment	2.5

Total Investments	113.2%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America (“GAAP”) also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2010 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2010

Assets:
Common Stocks*	$88,297,182	$—	$—	$88,297,182
Limited Partnership Units*	1,386,432	—	—	1,386,432
Preferred Stock*	677,625	—	—	677,625
Foreign Government Obligations	—	11,512,433	671,533	12,183,966
Short-Term Investment	—	2,344,552	—	2,344,552
Other Financial Instruments**
Forward Currency Contracts	—	1,043,336	—	1,043,336

Total	$90,361,239	$14,900,321	$671,533	$105,993,093

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(567,783)	$—	$(567,783)

*	Please refer to the Notes to Portfolio of Investments, on page 15, for portfolio holdings by industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended March 31, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of March 31, 2010	Net Change in Unrealized Appreciation from Investments Still Held at March 31, 2010

Foreign Government
Obligations	$873,026	$7,059	$(125,371)	$148,398	$108,680	$(340,259)	$—	$—	$671,533	$11,293
Supranationals	348,339	792	(94,660)	93,152	—	(347,623)	—	—	—	—

Total	$1,221,365	$7,851	$(220,031)	$241,550	$108,680	$(687,882)	$—	$—	$671,533	$11,293

Effective March 31, 2010, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2013
Independent Directors:

Leon M. Pollack (69)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles L. Carroll (49)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2011
Independent Directors:

Kenneth S. Davidson (65)	Director

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2012
Independent Director:

Richard Reiss, Jr. (66)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (50)	Director	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)

Each Director also serves as a Director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (37)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer	Fund Administration Manager of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.